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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


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                             FORM 10-K


             ANNUAL REPORT UNDER SECTION 13 or 15(d) OF

                THE SECURITIES EXCHANGE ACT OF 1934

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         For Fiscal Year                    Commission file number 1-6805
     Ending September 30, 1994

                 BROWNING-FERRIS INDUSTRIES, INC.
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      (Exact name of registrant as specified in its charter)


            Delaware                          74-1673682
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(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)            Identification No.)

        757 N. Eldridge
        Houston, Texas                           77079
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     (Address of principal                    (Zip Code)
      Executive offices)


Registrant's telephone number, including area code: (713) 870-8100


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                              EXHIBITS
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